Exhibit 10.26
AMENDMENT N°3 TO THE
AIRCRAFT PURCHASE AGREEMENT
This Amendment N°3 (“Amendment N°3”) dated September 30, 2008 is made between
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AYR FREIGHTER LLC a limited liability company organized and existing under the laws of the State of Delaware (hereinafter referred to as the “Buyer”),
WHEREAS:
A)	the Buyer and the Seller have entered into a purchase agreement dated June 20th, 2007 which covers the manufacture and the sale by the Seller and the purchase by the Buyer of fifteen (15) A330-200 Freighter aircraft (the “Agreement”),

B)	the parties amended the Agreement to incorporate the new Pratt and Whitney 4170 Propulsion Systems as set out in the amendment to the Agreement dated November 6th 2007 (“Amendment Nº 1”).

C)	the parties amended the Agreement to (i) convert five (5) A330-200 Freighter Aircraft into A330-200 Aircraft, (ii) to modify the Scheduled Delivery Months of the Aircraft, and (iii) to cancel three (3) A330-200 Freighter Aircraft as set as set out in the amendment to the Agreement dated July 31st 2008 (“Amendment Nº 2”).
The Buyer and Seller hereby agree to, amongst other things, modify the Scheduled Delivery Month for certain Aircraft, upon the terms and conditions set out herein.
THEREFORE, IT IS AGREED:
1.	Definitions

1.2	Capitalised terms used herein and not otherwise defined in, or amended by, this Amendment N°3 shall have the meanings assigned thereto in the Agreement, as amended by Amendment N°1 and Nº2.

1.3	The following new definitions are hereby inserted in Clause 0 of the Agreement as follows:

QUOTE
Amendment No. 3 — AYR Freighter LLC and Airbus S.A.S.

Aircraft CAC ID	the contractual Aircraft ID number that is assigned to each Aircraft by the Seller and remains unchanged despite of deferrals or advances in the Delivery Schedule.
UNQUOTE
2.	Schedule 1 to the Agreement Delivery Schedule
2.1	The parties have agreed that Clause 3 of Schedule 1 Revision 1, included as Appendix C to Amendment Nº2 to the Purchase Agreement, shall be deleted in its entirety and replaced by the following:

QUOTE
                     Clause 3. Delivery Schedule

Aircraft			Scheduled Delivery
CAC ID	Rank	Aircraft type	Month

264217	1	A330-200 Freighter Aircraft	August 2010
264219	3	A330-200 Freighter Aircraft	October 2010
264218	2	A330-200 Aircraft	November 2010
264220	4	A330-200 Freighter Aircraft	December 2010
264222	5	A330-200 Aircraft	April 2011
264223	6	A330-200 Aircraft	May 2011
264224	7	A330-200 Aircraft	May 2011
264225	8	A330-200 Aircraft	June 2011
264227	9	A330-200 Freighter Aircraft	October 2011
264228	10	A330-200 Freighter Aircraft	November 2011
264230	11	A330-200 Freighter Aircraft	April 2012
264231	12	A330-200 Freighter Aircraft	May 2012
UNQUOTE
Amendment No. 3 — AYR Freighter LLC and Airbus S.A.S.

3.	Notices
The parties have hereby agreed that Clause 22.2 of the Agreement shall be deleted and replaced by the following:
QUOTE
22.2 Notices
All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.
The Seller will be addressed at:
AIRBUS S.A.S
1, rond-point Maurice Bellonte
31700 Blagnac, France
Attention: SVP Sales Contracts
Telephone: +33 561 93 43 85
Telecopy: +33 561 93 47 27
The Buyer will be addressed at:
AYR FREIGHTER LLC
c/o Aircastle Advisor LLC
300 Stamford Place
Fifth Floor
Stamford CT 06902
USA
Attention General Counsel
Fax: +1 (917) 591-9106
From time to time, the party receiving the notice or request may designate another address or another person.
UNQUOTE
4.	Miscellaneous

4.1	The Agreement, its Exhibits, its Letter Agreements together with Amendment N° 1, Amendment N° 2 and Amendment N° 3, contain the entire agreement in relation to their subject matter between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral or written to the extent it relates to the subject matter hereof.
Amendment No. 3 — AYR Freighter LLC and Airbus S.A.S.

4.2	In the event of any inconsistencies between the terms of the Agreement, including its Exhibits and Letter Agreements and this Amendment N°3, Amendment N°3 shall prevail to the extent of such inconsistency.

4.3	The Agreement including its Exhibits and Letter Agreements shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

4.4	This Amendment N° 3 shall not be modified or varied except by an instrument in writing executed by both parties or by their duly authorised representatives.

4.5	Clauses 22.2 (Notices), 22.3 (Waiver), 22.6 (Interpretation and Law) 22.4 (International Supply Contract), 22.13 (Language), 22.15 (Counterparts) and 22.9 (Confidentiality) of the Agreement shall apply to this Amendment N° 3 mutatis mutandis as if set out in full herein.
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Amendment Nº3 to the Seller.

Agreed and Accepted		Agreed and Accepted
For and on behalf of		For and on behalf of
AYR FREIGHTER LLC		AIRBUS S.A.S.

BY:	/s/ Michael Inglese	BY:	/s/ Christophe Mourey
	ITS: Managing Director		ITS: Senior Vice President Contracts
	DATE: September 30, 2008		DATE: September 30, 2008
Amendment No. 3 — AYR Freighter LLC and Airbus S.A.S.